SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 26, 2003

Date of Report (date of Earliest Event Reported)

ROPER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-12273	51-0263969
(commission File Number)	(IRS Employer Identification No.)

2160 Satellite Blvd., Suite 200, Duluth, Georgia	30097
(Address of Principal Executive Offices)	(Zip Code)

(770) 495-5100

(Registrant’s Telephone Number, Including Area Code)

160 Ben Burton Road, Bogart, Georgia 30622

(Former Address)

ITEM 9. REGULATION FD DISCLOSURE

On February 26, 2003, Roper Industries, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1	Press Release of the Company dated February 26, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.
(Registrant)

BY:	/s/ Martin H. Headley
	Martin H. Headley, Vice President, Chief Financial Officer	Date: February 26, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated February 26, 2003